SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                         March 3, 1997
                        (Date of Report)


                  Forestry International, Inc
     (Exact name of registrant as specified in its charter)


                              Colorado
         (State or other jurisdiction of incorporation)


       0-023310                               84-1116284
 (Commission File Number)       (IRS Employer Identification Number)


    3573 East Sunrise Drive, Suite 225, Tucson, Arizona 85718
   (Address of principal executive offices including zip code)


                           520-299-9447
      (Registrant's telephone number, including area code)


                         Not Applicable
   (Former name or former address, if changed since last report)



Item 1.  Changes in Control of Registrant

     Not Applicable

Item 2.  Acquisition or Disposition of Assets.

     Not Applicable

Item 3.  Bankruptcy or Receivership.

     Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

     Not Applicable

Item 5.  Other Events.

     In connection with the acquisition by the Registrant of Dixieland Forest Products, Inc., each of the following transactions were duly completed on February 17, 1997:

I. The Registrant sold 298,039 common shares of the Registrant to an individual by the name of Louis R. Turp: no underwriter or placement agent was involved.

     The consideration received by the Registrant was the sum of $200,000 (US).

     No terms of conversion are applicable.

     Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.

II. The Registrant sold 235, 294 common shares of the Registrant to an individual by the name of Pierre Bournaki: no underwriter or placement agent was involved.

     The consideration received by the Registrant was the sum of $200,000 (US).

     No terms of conversion are applicable.

     Exemption from registration is claimed under Regulation S of the Securities Act of 1933, as amended.

III. The Registrant sold 68,250 common shares of the Registrant to an individual by the name of Alan Russell Donald: no underwriter or placement agent was involved.

     The consideration received by the Registrant was the sum of $57,000 (US)

     No terms of conversion are applicable.

     Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.

IV. The Registrant sold 1,500,000 common shares of the Registrant to an entity known as FAI Overseas Investments Pty Ltd.: no underwriter or placement agent was involved.

     The consideration received by the Registrant was the sum of $1,125,000 (US)

     No terms of conversion are applicable.

     Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.

V. The Registrant sold 120,000 common shares of the Registrant to an individual known as John W. Austin: no underwriter or placement agent was involved.

     The consideration received by the Registrant was the sum of $90,000 (US).

     No terms of conversion are applicable.

     Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.


Item 6.  Resignation of Registrant's Directors.

     Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Not Applicable




                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FORESTRY INTERNATIONAL, INC.
                                   (Registrant)


Dated: March 3, 1997               By: /s/ David L. Shorey
                                      David L. Shorey, Chairman & CEO